United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2008

GENTIVA HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15669	36-4335801
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 Huntington Quadrangle, Suite 200S, Melville, New York	11747-4627
(Address of principal executive offices)	(Zip Code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 25, 2008, Gentiva Health Services, Inc. (the “Company”) completed its previously announced sale of a majority interest in the Company’s CareCentrix ancillary care benefit management business, which is operated through Gentiva CareCentrix, Inc. (“CareCentrix”) and Gentiva Health Services IPA, Inc. (“IPA”).

Pursuant to a Stock Purchase Agreement by and among the Company, Gentiva Health Services Holding Corp., a wholly-owned subsidiary of the Company (“Gentiva Holding”), and CCX Holdings LLC, a wholly-owned subsidiary of Water Street Healthcare Partners II, L.P. (“Buyer”), a restructuring involving CareCentrix and IPA took place prior to the sale. Pursuant to the restructuring, (i) Gentiva Holding contributed all of its rights, title and interests in and to all of the outstanding capital stock of IPA to CareCentrix, (ii) CareCentrix redeemed a portion of its outstanding shares of capital stock for two promissory notes issued to Gentiva Holding, namely (A) a redemption note in the principal amount of $38 million and (B) a seller note in the principal amount of $25 million, and (iii) Gentiva Holding contributed all of its remaining shares of capital stock of CareCentrix to CareCentrix Holdings Inc., a wholly-owned subsidiary of Gentiva Holding (“Holdco”), in exchange for shares of common and preferred stock of Holdco.

Subsequent to the restructuring, on September 25, 2008, Gentiva Holding sold 69% of the outstanding capital stock of Holdco to Buyer for $46 million in cash. The principal amount of the redemption note also was paid in full to Gentiva Holding on that date.

Section 8 – Other Events

Section 8.01.	Other Events.

On September 25, 2008, the Company issued a press release related to the completion of the transaction described in Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(b)	Pro forma financial information.

The unaudited pro forma consolidated balance sheet of the Company as of June 29, 2008 and the unaudited pro forma consolidated statements of income of the Company for the fiscal year ended December 30, 2007 and for the six months ended June 29, 2008 that give effect to the disposition of 69% of the capital stock of CareCentrix Holdings Inc. are filed as Exhibit 99.2 and incorporated herein by this reference.

(d)	Exhibits.
99.1	Press Release, dated September 25, 2008.
99.2

The unaudited pro forma consolidated balance sheet of the Company as of June 29, 2008 and the unaudited pro forma consolidated statements of income of the Company for the fiscal year ended December 30, 2007 and for the six months ended June 29, 2008 that give effect to the disposition of 69% of the capital stock of CareCentrix Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)

/s/ John R. Potapchuk
John R. Potapchuk Executive Vice President, Chief Financial Officer and Treasurer

Date:  October 1, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 25, 2008.

99.2

The unaudited pro forma consolidated balance sheet of the Company as of June 29, 2008 and the unaudited pro forma consolidated statements of income of the Company for the fiscal year ended December 30, 2007 and for the six months ended June 29, 2008 that give effect to the disposition of 69% of the capital stock of CareCentrix Holdings Inc.

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